UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

____________________________
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 8, 2015

ALON USA PARTNERS, LP
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-35742 (Commission File Number)	46-0810241 (IRS Employer Identification No.)

12700 Park Central Dr., Suite 1600
Dallas, Texas 75251
(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (972) 367-3600

____________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 8, 2015, Mr. Itzhak Bader announced his resignation from the board of directors of the general partner of Alon USA Partners, LP (the "Partnership") effective immediately.  Mr. Bader has also announced his resignation from the board of directors of Alon USA Energy, Inc. (“Alon Energy”), which owns 81.6% of the Partnership's common units and 100% of the non-economic general partner interest in the Partnership.  Mr. Bader’s resignation follows the end of his term as Chairman of the Board of Alon Israel Oil Company Ltd., Alon Energy’s majority shareholder.

The Partnership wishes to express its thanks to Mr. Bader for his service to the Partnership.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Alon USA Partners, LP
		By:	Alon USA Partners GP, LLC
its general partner

Date:	January 9, 2015	By:	/s/ James Ranspot
James Ranspot
Senior Vice President, General Counsel and Secretary